Investment Strategy - TANAKA Growth Fund	Mar. 31, 2026
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGIES
Strategy Narrative [Text Block]

The Fund employs the following principal investment strategies:

•	Normally investing in common stocks and other equity securities of small, medium and large capitalization companies.
•	Investing up to 45% of its net assets, measured at the time of investment, in foreign securities, including multinational and emerging market securities. The Fund is a non-diversified fund, which means that the Fund may take larger positions in a small number of companies than a diversified fund.
•	Investing in issues which the Fund's investment Advisor believes have superior capital growth potential. Companies that meet or exceed specific criteria established by the investment manager in the selection process are purchased. Securities are sold when they reach internally determined pricing targets or no longer qualify under the manager’s investment criteria.

While the Fund usually will normally diversify its investments across a range of industry sectors, certain sectors are likely to be overweighted compared to others, because the Advisor actively seeks the best investment opportunities regardless of sector. For example, the Fund may be overweighted at times in the financial services, technology and/or pharmaceutical/health care sectors. The sectors in which the Fund may be overweighted will vary at different points in an economic cycle.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets will be held in cash and/or cash equivalents.